UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		July 24, 2003
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-31403 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

Pepco Holdings, Inc. Form 8-K
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99	Earnings News Release of Pepco Holdings, Inc. dated as of July 24, 2003.	Filed herewith.
Item 9.

Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition -- Pepco Holdings' earnings release for its second quarter 2003 financial results dated as of July 24, 2003 is attached hereto as Exhibit 99 and is incorporated herein by reference. This information in the press release is being filed under Item 12 and is being presented under Item 9 in accordance with the Securities and Exchange Commission's interim guidance regarding Form 8-K Item 12 filing requirements, as set forth in Release No. 33-8216.

Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
July 24, 2003 DATE -2-		PEPCO HOLDINGS, INC. (Registrant) By: /s/ A. W. WILLIAMS Andrew W. Williams Senior Vice President and Chief Financial Officer